                             MEMORANDUM OF AGREEMENT


         This Memorandum of Agreement is entered into as of this 1st day of January, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds and AIM Stock Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on Exhibit "A" and "B" (the "Exhibits") to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated November 1, 2004 between AIM Equity Funds, AIM International Mutual Funds and AIM Investment Funds and A I M Advisors, Inc. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

         The Trusts and AIM agree until the date set forth on the attached Exhibits (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by the Funds' Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) and (vii) excluding Rule 12b-1 fees, if applicable) of a class of a Fund exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

         Each of the Trusts and AIM agree to review the then-current waivers or expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers or limitations should be amended, continued or terminated. The waivers or expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

         It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the date first above written.

                                       AIM COMBINATION STOCK & BOND FUNDS
                                       AIM COUNSELOR SERIES TRUST
                                       AIM EQUITY FUNDS
                                       AIM FUNDS GROUP
                                       AIM GROWTH SERIES
                                       AIM INTERNATIONAL MUTUAL FUNDS
                                       AIM INVESTMENT FUNDS
                                       AIM INVESTMENT SECURITIES FUNDS
                                       AIM SECTOR FUNDS
                                       AIM STOCK FUNDS
                                       on behalf of the Funds listed in Exhibit
                                       "A" to this Memorandum of Agreement

                                       By:     /s/ Robert H. Graham
                                           -------------------------------------

                                       Title:        President
                                             -----------------------------------

                                       A I M Advisors, Inc.

                                       By:     /s/ Mark H. Williamson
                                          --------------------------------------

                                       Title:        President
                                             -----------------------------------

                                   EXHIBIT "A"


FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS


FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------

AIM Energy Fund(1)
         Class A Shares                                           2.00%                       March 31, 2005
         Class B Shares                                           2.65%                       March 31, 2005
         Class C Shares                                           2.65%                       March 31, 2005
         Class K Shares                                           2.10%                       March 31, 2005
         Investor Class Shares                                    1.90%                       March 31, 2005

AIM Financial Services Fund(1)
         Class A Shares                                           2.00%                       March 31, 2005
         Class B Shares                                           2.65%                       March 31, 2005
         Class C Shares                                           2.65%                       March 31, 2005
         Class K Shares                                           2.10%                       March 31, 2005
         Investor Class Shares                                    1.90%                       March 31, 2005

AIM Gold & Precious Metals Fund(1)
         Class A Shares                                           2.00%                       March 31, 2005
         Class B Shares                                           2.65%                       March 31, 2005
         Class C Shares                                           2.65%                       March 31, 2005
         Investor Class Shares                                    1.90%                       March 31, 2005

AIM Health Sciences Fund(1)
         Class A Shares                                           2.00%                       March 31, 2005
         Class B Shares                                           2.65%                       March 31, 2005
         Class C Shares                                           2.65%                       March 31, 2005
         Class K Shares                                           2.10%                       March 31, 2005
         Investor Class Shares                                    1.90%                       March 31, 2005

AIM Leisure Fund(1)
         Class A Shares                                           2.00%                       March 31, 2005
         Class B Shares                                           2.65%                       March 31, 2005
         Class C Shares                                           2.65%                       March 31, 2005
         Class K Shares                                           2.10%                       March 31, 2005
         Investor Class Shares                                    1.90%                       March 31, 2005

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------


AIM Technology Fund(1)
         Class A Shares                                           2.00%                       March 31, 2005
         Class B Shares                                           2.65%                       March 31, 2005
         Class C Shares                                           2.65%                       March 31, 2005
         Class K Shares                                           2.10%*                      March 31, 2005
         Investor Class Shares                                    1.90%*                      March 31, 2005

AIM Utilities Fund(1)
         Class A Shares                                           2.00%                       March 31, 2005
         Class B Shares                                           2.65%                       March 31, 2005
         Class C Shares                                           2.65%                       March 31, 2005
         Investor Class Shares                                    1.90%                       March 31, 2005

* Due to previously established arrangements, A I M Advisors, Inc. has committed through November 23, 2004 to limit the expenses of Class K and Investor Class shares to 1.95% and 1.77%, respectively. The expense limitations noted above for Class K and Investor Class shares will commence effective November 24, 2004.

FUNDS WITH FISCAL YEAR END OF JULY 31


                         AIM INVESTMENT SECURITIES FUNDS




FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------


AIM Short Term Bond Fund(1)
         Class A Shares                                           0.85%                       July 31, 2005
         Class C Shares                                           1.20%                       July 31, 2005
         Class R Shares                                           1.10%                       July 31, 2005
         Institutional Class Shares                               0.60%                       July 31, 2005

AIM Total Return Bond Fund(1)
         Class A Shares                                           1.25%                       July 31, 2005
         Class B Shares                                           1.90%                       July 31, 2005
         Class C Shares                                           1.90%                       July 31, 2005
         Class R Shares                                           1.40%                       July 31, 2005
         Institutional Class Shares                               0.90%                       July 31, 2005



(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                 AIM STOCK FUNDS

FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------


AIM Dynamics Fund(1)
         Class A Shares                                           2.00%                       July 31, 2005
         Class B Shares                                           2.65%                       July 31, 2005
         Class C Shares                                           2.65%                       July 31, 2005
         Class K Shares                                           2.10%                       July 31, 2005
         Investor Class Shares                                    1.90%                       July 31, 2005
         Institutional Class Shares                               1.65%                       July 31, 2005

AIM Mid Cap Stock Fund(1)
         Class A Shares                                           2.00%                       July 31, 2005
         Class B Shares                                           2.65%                       July 31, 2005
         Class C Shares                                           2.65%                       July 31, 2005
         Class K Shares                                           2.10%                       July 31, 2005
         Investor Class Shares                                    1.90%                       July 31, 2005
         Institutional Class Shares                               1.65%                       July 31, 2005

AIM Small Company Growth Fund(1)
         Class A Shares                                           2.00%                       July 31, 2005
         Class B Shares                                           2.65%                       July 31, 2005
         Class C Shares                                           2.65%                       July 31, 2005
         Class K Shares                                           2.10%                       July 31, 2005
         Investor Class Shares                                    1.90%                       July 31, 2005


FUNDS WITH FISCAL YEAR END OF AUGUST 31


                       AIM COMBINATION STOCK & BOND FUNDS


FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------


AIM Core Stock Fund(1)
         Class A Shares                                           2.00%                      August 31, 2005
         Class B Shares                                           2.65%                      August 31, 2005
         Class C Shares                                           2.65%                      August 31, 2005
         Class K Shares                                           2.10%                      August 31, 2005
         Investor Class Shares                                    1.90%                      August 31, 2005

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.


FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------


AIM Total Return Fund(1)
         Class A Shares                                           2.00%                      August 31, 2005
         Class B Shares                                           2.65%                      August 31, 2005
         Class C Shares                                           2.65%                      August 31, 2005
         Class K Shares                                           2.10%                      August 31, 2005
         Investor Class Shares                                    1.90%                      August 31, 2005
         Institutional Class Shares                               1.65%                      August 31, 2005



                           AIM COUNSELOR SERIES TRUST


FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------


AIM Multi-Sector Fund(1)
         Class A Shares                                           2.00%                      August 31, 2005
         Class B Shares                                           2.65%                      August 31, 2005
         Class C Shares                                           2.65%                      August 31, 2005
         Institutional Class Shares                               1.65%                      August 31, 2005



FUNDS WITH FISCAL YEAR END OF OCTOBER 31


                                AIM EQUITY FUNDS


FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------


AIM Diversified Dividend Fund(1)
         Class A Shares                                           1.50%                      October 31, 2005
         Class B Shares                                           2.15%                      October 31, 2005
         Class C Shares                                           2.15%                      October 31, 2005



(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                         AIM INTERNATIONAL MUTUAL FUNDS



FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------


AIM International Core Equity Fund(1)
         Class A Shares                                           2.10%                      October 31, 2005
         Class B Shares                                           2.75%                      October 31, 2005
         Class C Shares                                           2.75%                      October 31, 2005
         Class R Shares                                           2.25%                      October 31, 2005
         Investor Class Shares                                    2.00%                      October 31, 2005
         Institutional Class Shares                               1.75%                      October 31, 2005


                              AIM INVESTMENT FUNDS


FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------

AIM Developing Markets Fund(1)
         Class A Shares                                           2.00%                      October 31, 2005
         Class B Shares                                           2.50%                      October 31, 2005
         Class C Shares                                           2.50%                      October 31, 2005

AIM Trimark Endeavor Fund(1)
         Class A Shares                                           2.00%                      October 31, 2005
         Class B Shares                                           2.65%                      October 31, 2005
         Class C Shares                                           2.65%                      October 31, 2005
         Class R Shares                                           2.15%                      October 31, 2005
         Institutional Class Shares                               1.65%                      October 31, 2005

AIM Trimark Fund(1)
         Class A Shares                                           2.25%                      October 31, 2005
         Class B Shares                                           2.90%                      October 31, 2005
         Class C Shares                                           2.90%                      October 31, 2005
         Class R Shares                                           2.40%                      October 31, 2005
         Institutional Class Shares                               1.90%                      October 31, 2005

AIM Trimark Small Companies Fund(1)
         Class A Shares                                           2.00%                      October 31, 2005
         Class B Shares                                           2.65%                      October 31, 2005
         Class C Shares                                           2.65%                      October 31, 2005
         Class R Shares                                           2.15%                      October 31, 2005
         Institutional Class Shares                               1.65%                      October 31, 2005

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31


                                AIM FUNDS GROUP


FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------

AIM European Small Company Fund(1)
         Class A                                                  2.00%                     December 31, 2005
         Class B                                                  2.65%                     December 31, 2005
         Class C                                                  2.65%                     December 31, 2005

AIM Global Value Fund(1)
         Class A                                                  2.00%                     December 31, 2005
         Class B                                                  2.65%                     December 31, 2005
         Class C                                                  2.65%                     December 31, 2005

AIM International Emerging Growth Fund(1)
         Class A                                                  2.00%                     December 31, 2005
         Class B                                                  2.65%                     December 31, 2005
         Class C                                                  2.65%                     December 31, 2005


                                AIM GROWTH SERIES

FUND                                                        EXPENSE LIMITATION               EXPIRATION DATE
----                                                        ------------------               ---------------



AIM Global Equity Fund(1)
         Class A Shares                                           2.00%                     December 31, 2005
         Class B Shares                                           2.50%                     December 31, 2005
         Class C Shares                                           2.50%                     December 31, 2005
         Institutional Class Shares                               1.50%                     December 31, 2005

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

                                  EXHIBIT "B"

                                AIM GROWTH SERIES




FUND                                                              EXPENSE LIMITATION                             EXPIRATION DATE
----                                                              ------------------                             ---------------

AIM Aggressive Allocation Fund
         Class A                           Limit Other Expenses to 0.17% of average daily net assets            December 31, 2005
         Class B                           Limit Other Expenses to 0.17% of average daily net assets            December 31, 2005
         Class C                           Limit Other Expenses to 0.17% of average daily net assets            December 31, 2005
         Class R                           Limit Other Expenses to 0.17% of average daily net assets            December 31, 2005
         Institutional Class               Limit Other Expenses to 0.17% of average daily net assets            December 31, 2005



AIM Conservative Allocation Fund
         Class A                           Limit Other Expenses to 0.20% of average daily net assets            December 31, 2005
         Class B                           Limit Other Expenses to 0.20% of average daily net assets            December 31, 2005
         Class C                           Limit Other Expenses to 0.20% of average daily net assets            December 31, 2005
         Class R                           Limit Other Expenses to 0.20% of average daily net assets            December 31, 2005
         Institutional Class               Limit Other Expenses to 0.20% of average daily net assets            December 31, 2005



AIM Moderate Allocation Fund
         Class A                           Limit Other Expenses to 0.05% of average daily net assets            December 31, 2005
         Class B                           Limit Other Expenses to 0.05% of average daily net assets            December 31, 2005
         Class C                           Limit Other Expenses to 0.05% of average daily net assets            December 31, 2005
         Class R                           Limit Other Expenses to 0.05% of average daily net assets            December 31, 2005
         Institutional Class               Limit Other Expenses to 0.05% of average daily net assets            December 31, 2005



Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.